EXHIBIT 99.3

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of NutraStar Incorporated, a California corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-KSB for the year ended December 31, 2002 as filed with the Securities and Exchange Commission (the "10-KSB Report") that:

     (1) the 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 11, 2003                 NUTRASTAR INCORPORATED


                                       /s/ Patricia McPeak
                                       -----------------------------------------
                                       Patricia McPeak
                                       President and Chief Executive Officer


                                       /s/ James Kluber
                                       -----------------------------------------
                                       James Kluber
                                       Chief Financial Officer